Alliance Institutional Funds

Semi-Annual Report
April 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice
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                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 20, 2002

Dear Shareholder:

This report provides an update on the performance and investment activity of the portfolios of Alliance Institutional Funds for the semi-annual reporting period ended April 30, 2002.

Alliance Premier Growth Institutional Fund

Portfolio Manager: Alfred Harrison

Investment Objectives and Policies

Alliance Premier Growth Institutional Fund (the "Fund") is an open-end, diversified investment company that seeks long-term growth of capital by investing in the common stocks of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 to 60 companies will be represented in the portfolio, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets.

Investment Results

The following table provides the performance results for the Fund and its benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. stocks, for the six- and 12-month periods ended April 30, 2002. Also included are the returns for the Standard & Poor's (S&P) 500 Stock Index, a common measure of the broad stock market, for the corresponding periods.

INVESTMENT RESULTS*

Periods Ended April 30, 2002

                                                         -----------------------
                                                               Total Returns
                                                         -----------------------
                                                         6 Months      12 Months
--------------------------------------------------------------------------------
Alliance Premier
Growth Institutional
Fund
  Class I                                                  -4.36%        -26.76%
--------------------------------------------------------------------------------
  Class II                                                 -4.52%        -27.02%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                                 2.31%        -12.62%
--------------------------------------------------------------------------------
Russell 1000
Growth Index                                               -2.13%        -20.10%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of April 30, 2002. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Premier Growth Institutional Fund.

      Additional investment results appear on pages 11 - 14.


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                                                ALLIANCE INSTITUTIONAL FUNDS o 1
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LETTER TO SHAREHOLDERS
----------------------

The Fund underperformed both the S&P 500 and the Russell 1000 Growth Index for both the six- and 12-month periods. The Fund's six-month underperformance was attributed to declines in wireless stocks during the first quarter of 2002 and specific stock disappointments in Tyco International, Ltd. and AOL Time Warner, Inc. These results were partially offset by positive returns from the health care and financial sectors. We have maintained positions in the wireless stocks, believing underlying fundamentals are intact and that the stocks will recover. However, the positions in Tyco and AOL-Time Warner have been significantly reduced or eliminated because of changed outlooks for both companies. The Fund's 12-month returns continue to be penalized by the unsuccessful investment in 2001 in Enron Corp., a position that has, of course, been eliminated in full.

Economic Review

The market continued to struggle during the six-month period with the divergence between macroeconomists' predictions of a healthy economic rebound and the skepticism of many CEOs who see little evidence of a robust recovery. At the macro level most economists are forecasting a "U" or a "V" shaped recovery (our own economist, Joe Carson, is between the two but sees possibilities for a "V"). They believe that the U.S. economy's essential resiliency in weathering with only minimal recession the bursting technology bubble, and then September 11, suggests we might be entering a prolonged expansion built on productivity gains and leading to secular budget surpluses.

It is at the individual company management level, however, that we find interesting differences. Steady growth stocks that are not unduly related to the economy, such as leaders in the drug and health care field, consumer services and financial stocks, are generally forecasting a continuation of their moderate growth upward trends. However, managements in the technology sector and among many cyclical companies do not as yet, generally speaking, see a convincing end demand pick up, despite talk of stabilization as inventory levels have been reduced. Admittedly, especially in technology, managements did not see the "lights being switched off", and similarly may not see them being "switched back on". Nevertheless, the fact that technology and cyclical companies have led Wall Street over the last six months does suggest some relative backtracking in these stocks is possible.

What are we to make of all of this? Probably our key conclusion is that for the moment we should be balanced across growth sectors with a tilt toward predictability. However, we should be opportunistic in looking for ways to move to a more aggressive stance if, as and when we see macro strength being translated into specific company earnings prospects. Accordingly, the Fund's "moderate growth" position is slightly overweighted, and we are slightly underweighted in technology.

Furthermore, with the stock market sporting a forward price-to-earnings (P/E) multiple of over 21.2X, we have to remember that the economy has been sustained up to this point by consumer


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2 o ALLIANCE INSTITUTIONAL FUNDS
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

and housing strength. However, these two sectors are unlikely to provide a further incremental drive by themselves. It is now critical that capital spending and technology spending recover. Yet with any economic upturn, interest rates are unlikely to fall, and therefore strong corporate profits, rather than P/E multiple expansion, are needed to propel stock prices higher.

Stock picking this year is going to require extreme price sensitivity. Only by adding to fundamentally desirable stocks at attractive price points, and by reducing the Fund's position sizes as companies approach intermediate price targets, can we keep the portfolio optimally structured. In short, to achieve above average returns in the quarters ahead, the portfolio is going to have to be built very much on a stock by stock basis.

Finally, a word on benchmarks. Over the last four years, and continuing in the first months of 2002, there has developed a wide divergence beyond historical proportions between the success-driven Russell 1000 Growth Index and the S&P 500 (a broad index containing many stocks that actually fall into traditional "value" rather than "growth" pools). It is virtually impossible, given the different growth biases of these two indices, for a growth manager to beat both indices consistently, quarter by quarter, as long as this disparity in characteristics continues. Shareholders, therefore, should be cognizant of this, and hopefully judge managers both by their consistent discipline in implementing their philosophy, and by their overall returns against both benchmarks over sensible time frames.

Review of Investment Strategy

The Fund seeks long-term growth by investing in many of the premier U.S. companies that demonstrate world leadership positions. We are focusing on companies with only the highest assurance of upward earnings, and we remain extremely price conscious when looking at one stock against another. The Fund is not as heavily invested in the growth favorites, such as technology, to the extent that some benchmarks would dictate. We are continuing to run the Fund's portfolio with a broad mix of stocks, and believe a middle road is the correct path given our positive feeling on fundamentals but discomfort with the higher level of risk that the economy overall may slow more abruptly than generally believed. As always, we will continue to make individual decisions as best we see the marriage of fundamentals and price on all stocks in the portfolio at each point of the market's gyrations.

Alliance Quasar Institutional Fund

Portfolio Manager: Bruce K. Aronow

Investment Objectives and Policies

Alliance Quasar Institutional Fund (the "Fund") is an open-end fund that seeks growth of capital by pursuing aggressive investment policies. The Fund invests in a diversified portfolio of equity securities that offer the possibility of above-average earnings growth. The Fund emphasizes investment in small-capitalization companies in the United States and also pursues investment opportunities outside the United States.


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                                                ALLIANCE INSTITUTIONAL FUNDS o 3
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----------------------
LETTER TO SHAREHOLDERS
----------------------

Investment Results

The following table provides performance results for the Fund and its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended April 30, 2002.

INVESTMENT RESULTS*

Periods ended April 30, 2002

                                                         -----------------------
                                                              Total Returns
                                                         -----------------------
                                                         6 Months      12 Months
--------------------------------------------------------------------------------
Alliance Quasar
Institutional
Fund
  Class I                                                   6.62%         -9.38%
--------------------------------------------------------------------------------
  Class II                                                  6.41%        -10.08%
--------------------------------------------------------------------------------
Russell 2000
Growth Index                                               10.40%         -8.52%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of April 30, 2002. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks, representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Institutional Fund.

      Additional investment results appear on pages 15-18.

Still recovering from their September 2001 lows, small-cap growth stocks gained more than 10% during the six-month period ended April 30, 2002. Strength over this time frame was fairly widespread, with the consumer, industrial, energy, and financial services sectors all showing solid double-digit gains. Stocks in these sectors benefited from low interest rates and anticipation of improving economic activity later this year. Conversely, the telecommunications, technology, and health care sectors all declined during the period.

Consistent with the trend over the past two years, value stocks significantly outperformed growth stocks during the period, with the Russell 2000 Value Index outperforming the Russell 2000 Growth Index by nearly 2,000 basis points. Although the Fund benefited from the upward move in small-cap growth stocks during the period, the Fund's 6.62% return lagged that of the Russell 2000 Growth Index which gained 10.40%. Relative returns during the period suffered from the portfolio management team's growth inclination, as well as disappointing stock selection in the technology, telecommunications and health care sectors.

For the 12-month period ended April 30, 2002, the Fund declined 9.38%, modestly trailing the Russell 2000 Growth Index which declined 8.52% over the same time frame. Cyclically-oriented sectors, including consumer and industrials, were strong performing areas within the small-cap growth markets, as was the financial services sector, which benefited from declining interest rates throughout much of the


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4 o ALLIANCE INSTITUTIONAL FUNDS
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

12-month time frame. Not surprisingly, telecommunications and technology were two of the year's more disappointing sectors. Each of these sectors lost more than a third of their value.

Investment Strategy

The Fund seeks investments in faster-than-average growing companies that are displaying improving fundamentals and favorable earnings momentum. The Fund invests in smaller-capitalization companies across all major industry groups. The portfolio management team incorporates both fundamental and quantitative disciplines to identify attractive investment opportunities.

Investment Review

Recovering from an oversold condition in September 2001, small-cap growth stocks posted strong returns during the six-month reporting period ended April 30, 2002. The consumer, industrial, energy and financial services sectors benefited from anticipation of improving economic activity later this year. Although corporate profits have been under pressure for well over a year, investors have increasingly shown a willingness to look through the current environment in anticipation of improved earnings later in 2002. Within this context, both early and late-stage cyclical stocks performed strongest during the period, with the consumer and industrial sectors each up more than 25% over the past six months. Financial services were not far behind, with an 18% gain over the same time frame.

Among some of the period's better performers in the consumer segment of the portfolio were Action Performance Cos., a marketer of licensed NASCAR collectibles, and Take-Two Interactive Software, Inc., a developer of entertainment software. Both of these companies benefited from surprisingly strong customer demand for their products. Two other notable performers in the portfolio's consumer holdings were direct computer reseller Insight Enterprises, Inc. and stock photography provider Getty Images, Inc. Here too, performance was driven by better than expected results and favorably revised outlooks. All four of these investments gained more than 50% during the period.

Industrial investments during the period provided strong contributions to the Fund's performance, including Dal Tile, a manufacturer of ceramic tile, and Tower Automotive, a maker of structural stampings for the automotive industry. Stocks of both of these companies benefited from growing expectations that improvements in economic activity would drive earnings materially higher in future periods.

Although many stocks in the portfolio posted very sharp gains from September 2001 lows, the period was not without its share of disappointments. The period's worst performer was Edison Schools, which lost more than 70% of its value. Following a lower than expected contract award from the city of Philadelphia, Edison was forced to reduce its outlook for future period


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                                                ALLIANCE INSTITUTIONAL FUNDS o 5
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----------------------
LETTER TO SHAREHOLDERS
----------------------

earnings. CIMA Labs, Inc., a developer of drug delivery systems, also declined sharply following lowered earnings guidance (expectations for the period's future earnings) last fall. One additional disappointing investment during the period was Sprint PCS, a provider of wireless communications services. Hurt by widespread sluggishness in the wireless communications industry, Sprint PCS was forced to lower guidance early this year.

Outlook

With the first-quarter earnings season more than half-way finished, early indications would suggest that business conditions remain challenging. Revenue growth remains muted, and few companies have been willing to take forward-looking guidance materially higher. Additionally, cost structures have been rationalized and analyst expectations have been lowered, enabling companies to do a much better job meeting and, in many cases, even exceeding earnings estimates. As a result, first quarter's ratio of positive earnings surprises to negative surprises appears likely to improve dramatically from the fourth quarter 2001 level.

Earnings revision trends have also provided another encouraging sign that small-cap growth stocks may be positioned for better performance in upcoming quarters. Although still negative--more estimates are being reduced than are being raised--the trend in this measure has improved significantly over the past several months. Historically, improving revisions have been a powerful predictor of future stock price performance.

Given this backdrop, the Fund's portfolio management team has continued to shift incremental investment dollars into companies whose earnings are expected to disproportionately benefit from improvements in economic activity. Reflecting this shift, the Fund has increased its allocation to technology stocks and has lowered its allocation to health care stocks. Both sectors are now roughly in line with those of the Russell 2000 Growth Index. This change is significant in that it marks the first time in recent years that the Fund's technology exposure has been market weight. Although fundamentals within the technology sector remain difficult, we have identified pockets of attractive opportunities in semiconductors and selected services companies. We are deliberately underweight in the area of software. Although the Fund's relative weightings of the consumer and commercial services, industrial, financial services and energy sectors are roughly consistent with recent levels, it should be noted that the nature of the exposure within these two areas has shifted toward more economically sensitive investments.

In short, the environment for small-cap growth stock investors remains difficult. However, there is growing evidence that fundamentals have found a bottom and expectations are in check. Should these trends continue, we believe the outlook for small-cap growth stocks will likely brighten as the year progresses.


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6 o ALLIANCE INSTITUTIONAL FUNDS
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

AllianceBernstein Real Estate Investment Institutional Fund

Portfolio Manager: Daniel G. Pine

Investment Objectives and Policies

AllianceBernstein Real Estate Invest ment Institutional Fund (the "Fund") is an open-end fund that seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Investment Results

The following table provides the performance results for the Fund and its benchmarks, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index and the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended April 30, 2002.

INVESTMENT RESULTS*
Periods ended April 30, 2002

                                                          ----------------------
                                                              Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
AllianceBernstein
Real Estate
Investment
Institutional
Fund
  Class I                                                   15.95%        16.38%
--------------------------------------------------------------------------------
  Class II                                                  15.84%        16.07%
--------------------------------------------------------------------------------
NAREIT
Equity Index                                                17.99%        21.01%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                                  2.31%       -12.62%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of April 30, 2002. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Institutional Fund.

      Additional investment results appear on pages 19 - 22.

The real estate market continued to perform quite well compared to the overall equity market throughout the past year. The real estate investment trust (REIT) benchmark, the NAREIT Equity Index, outperformed the S&P 500 Stock Index during the six- and 12-month periods ended April 30, 2002 by approximately 1,500 and 3,300 basis


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                                                ALLIANCE INSTITUTIONAL FUNDS o 7
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----------------------
LETTER TO SHAREHOLDERS
----------------------

points, respectively. The Fund, too, produced returns which handily surpassed those of the broad equity markets, albeit, by lesser margins than those of the NAREIT Equity Index.

The Fund's portfolio of investments actually produced results similar to those of the NAREIT Equity Index during the most recent six-month period. However, the Fund nearly tripled in size over that time. The high level of cash inflows received by the Fund (we are not complaining, mind you) were invested in a timely fashion; however, they did produce a drag on performance in a rising market.

The Fund benefited from its large exposure to retail properties. Consumer spending remained surprisingly strong in the post-September 11 environment. The Fund's results suffered from our cautious stance with regard to the hotel industry. We have had only a modest exposure to this sector because we felt that the near-term financial risks outweighed the potential rewards. However, hotel REITs rebounded strongly from very depressed levels over the past six months. Our modest exposure in this sector hurt relative performance.

Market Overview

The superior relative performance of real estate continues a trend which began in early 2000. Throughout this period, real estate benefited from its relatively low valuation, stable cash flow generation, and high (and growing) dividend payments. These attributes have continued to appeal to investors in recent months as hopes for an imminent economic recovery proved overblown. However, after two years of strong performance, neither valuations nor dividends are as attractive as they were, and our expectations for continued superior performance are somewhat muted.

The strong performance of real estate shares in recent months occurred despite weakening real estate fundamentals. The sluggish economy has decreased the demand for commercial real estate. The deleterious effects of the slowdown, however, are somewhat offset by the phenomenal strength of these markets over the past few years, the relative financial health of property owners, and the low levels of new construction in the pipeline.

The past strength of most real estate markets, coupled with the long-term nature of commercial leases allows landlords to enjoy rising rents when leases roll-over, even if the increase is less than would have been the case one year ago.

Low leverage and interest rates lower the fixed costs of owning and operating buildings, thereby providing property owners with a cushion in weak markets. This cushion, in turn, helps prevent owners from slashing rates in order to keep occupancy at a high level.


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8 o ALLIANCE INSTITUTIONAL FUNDS
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Lean construction pipelines further strengthen owners' ability to operate profitably in weak markets. Consequently, there is less pressure on owners than in past downturns. Overall, we expect real estate companies to post approximately 3% growth in cash flow this year, in spite of the recessionary environment.

Although 3% growth is well below peak levels (of approximately 12%) achieved two years ago, it is still positive. And the amplitude of this swing is much less than in other sectors of the economy. Furthermore, we expect that this year will be the growth trough for most real estate companies. We anticipate that growth will begin to accelerate in 2003.

Investment Activity

During the past six months we increased our exposure to retail, industrial and hotel properties, while we decreased our holdings in office and apartment companies. Within the retail area, we increased our exposure to community centers in the southeast and Midwest. This should add stability and yield to the Fund's portfolio. Our additions to the industrial and hotel sectors were to position the portfolio for cyclical growth as the economy rebounds. The additions to the industrial sector also add yield to the portfolio whereas our hotel additions add high quality urban asset exposure. These types of hotels are usually the most stable, but they were hit hardest by the September 11 attacks. Our decrease in the apartment sector was primarily in companies with upscale coastal exposure. Our decrease in the office sector was primarily in suburban and west coast oriented companies.

Included in these shifts were the initiation of six new investments and the elimination of six others (two of which were taken over at premium valuations). Five of the additions are smaller companies with little institutional following. We expect better than average growth from each and increasing valuations over time as they attract other institutional investors. In addition, they provide better than average dividend yields and, in our opinion, reduce the risk profile of the Fund's portfolio. Four of the new positions are retail property owners, one owns industrial property in northern New Jersey, and one owns office properties in strong markets of suburban Maryland.

Outlook

With these additions, the Fund's portfolio has over a 6% dividend yield (before Fund level expenses). This compares to a 6.4% yield for the REIT market. We believe that the companies in the portfolio have higher than expected cash flow and dividend growth than the market yet trade at a 2% to 5% discount to the average real estate company.


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                                                ALLIANCE INSTITUTIONAL FUNDS o 9
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----------------------
LETTER TO SHAREHOLDERS
----------------------

From a longer term perspective, the two-year REIT rally has brought the companies back to fair valuations relative to the value of the assets owned. Consequently, we anticipate real-estate-like returns from the sector going forward. This implies high single digit returns with lower volatility than other equities.

In conclusion, we thank you for the continued confidence you have shown in the Alliance Institutional Funds, and we look forward to reporting their progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Executive Vice President


/s/ Bruce K. Aronow

Bruce K. Aronow
Senior Vice President


/s/ Daniel G. Pine

Daniel G. Pine
Senior Vice President

[PHOTO]        John D. Carifa

[PHOTO]        Alfred Harrison

[PHOTO]        Bruce K. Aronow

[PHOTO]        Daniel G. Pine

      Portfolio Managers, Alfred Harrison, Bruce K. Aronow, and Daniel G. Pine, have over 41, 14 and 22 years of investment experience, respectively.


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10 o ALLIANCE INSTITUTIONAL FUNDS
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                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               PERFORMANCE UPDATE
                                               ---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
1/31/98* TO 4/30/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

S&P 500 Stock Index:                                            $11,616

Alliance Premier Growth Institutional Fund Class I:             $10,336

Russell 1000 Growth Index:                                      $9,904

                       Alliance
                    Premier Growth         Russell 1000           S&P 500
                  Institutional Fund       Growth Index         Stock Index
-------------------------------------------------------------------------------
     1/31/98             $10,000             $10,000             $10,000
     4/30/98             $11,777             $11,336             $11,385
     4/30/99             $15,484             $14,342             $13,870
     4/30/00             $19,166             $18,297             $15,274
     4/30/01             $14,114             $12,396             $13,293
     4/30/02             $10,336             $ 9,904             $11,616

This chart illustrates the total value of an assumed $10,000 investment in Alliance Premier Growth Institutional Fund Class I shares (from 1/31/98 to 4/30/02) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Premier Growth Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 1/7/98.


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                                               ALLIANCE INSTITUTIONAL FUNDS o 11
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---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
               PERFORMANCE UPDATE
---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

      Alliance Premier Growth Institutional Fund-Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                            Alliance Premier Growth        Russell 1000
                              Institutional Fund           Growth Index
--------------------------------------------------------------------------------
      4/30/98*                      24.60%                    16.75%
      4/30/99                       31.48%                    26.53%
      4/30/00                       23.78%                    27.57%
      4/30/01                      -26.36%                   -32.25%
      4/30/02                      -26.76%                   -20.10%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class I shares and are based on the Fund's net asset value (NAV). Returns for Class II shares will vary due to differences in expenses associated with this class. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including Alliance Premier Growth Institutional Fund.

* The Fund's return for the period ended 4/30/98 is from the Fund's inception date of 1/7/98 through 4/30/98. The benchmark's return for the period ended 4/30/98 is from 12/31/97 through 4/30/98.


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12 o ALLIANCE INSTITUTIONAL FUNDS
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                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               PORTFOLIO SUMMARY
                                               ---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PORTFOLIO SUMMARY
April 30, 2002 (unaudited)

INCEPTION DATES          PORTFOLIO STATISTICS

Class I Shares           Net Assets ($mil): $165.3
1/7/98                   Median Market Capitalization ($mil): $35,086
Class II Shares
1/7/98

SECTOR BREAKDOWN

 32.0% Consumer Services
 23.4% Finance
 22.2% Health Care                 [PIE CHART OMITTED]
 15.6% Technology
  4.9% Capital Goods
  1.3% Consumer Staples

  0.6% Short-Term

All data as of April 30, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 13

---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
               INVESTMENT RESULTS
---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2002

Class I Shares
--------------------------------------------------------------------------------
                                   Period Ended              Period Ended
                                  April 30, 2002            March 31, 2002
              1 Year                  -26.76%                   -10.99%
     Since Inception*                   2.10%                     3.83%

Class II Shares
--------------------------------------------------------------------------------
                                   Period Ended              Period Ended
                                  April 30, 2002            March 31, 2002
              1 Year                  -27.02%                   -11.31%
     Since Inception*                   1.73%                     3.46%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception: 1/7/98 Class I & II.


--------------------------------------------------------------------------------
14 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PERFORMANCE UPDATE
                                                       -------------------------

QUASAR INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE QUASAR INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
3/31/98* TO 4/30/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Alliance Quasar Institutional Fund Class I: $8,774

Russell 2000 Growth Index:                  $8,744

                            Alliance Quasar                 Russell 2000
                           Institutional Fund               Growth Index
-------------------------------------------------------------------------------
     3/31/98                     $10,000                       $10,000
     4/30/98                     $10,159                       $10,061
     4/30/99                     $ 8,295                       $ 9,682
     4/30/00                     $ 9,348                       $12,720
     4/30/01                     $ 9,682                       $ 9,559
     4/30/02                     $ 8,774                       $ 8,744

This chart illustrates the total value of an assumed $10,000 investment in Alliance Quasar Institutional Fund Class I shares (from 3/31/98 to 4/30/02) as compared to the performance of an appropriate broad-based index. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2000 of the smallest stocks representing approximately 10% of the U.S. equity market.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 3/17/98.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 15

-------------------------
QUASAR INSTITUTIONAL FUND
       PERFORMANCE UPDATE
-------------------------

QUASAR INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE QUASAR INSTITUTIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

         Alliance Quasar Institutional Fund-Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                               Alliance Quasar             Russell 2000
                              Institutional Fund           Growth Index
--------------------------------------------------------------------------------
      4/30/98*                        2.40%                    0.61%
      4/30/99                       -18.35%                   -3.77%
      4/30/00                        12.69%                   31.39%
      4/30/01                         3.57%                  -24.85%
      4/30/02                        -9.38%                   -8.52%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class I shares and are based on the net asset value (NAV). Returns for Class II shares will vary due to differences in expenses associated with this class. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks, representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Institutional Fund.

* The Fund's return for the period ended 4/30/98 is from the Fund's inception date of 3/17/98. The benchmark's return for the period ended 4/30/98 is from 3/31/98 through 4/30/98.


--------------------------------------------------------------------------------
16 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PORTFOLIO SUMMARY
                                                       -------------------------

QUASAR INSTITUTIONAL FUND
PORTFOLIO SUMMARY
April 30, 2002 (unaudited)

INCEPTION DATES                   PORTFOLIO STATISTICS

Class I Shares                    Net Assets ($mil): $99.8
3/17/98                           Median Market Capitalization ($mil): $936
Class II Shares
3/17/98

SECTOR BREAKDOWN

 24.6% Consumer Services
 23.6% Technology
 19.9% Health Care
  9.6% Finance                          [PIE CHART OMITTED]
  6.4% Energy
  5.8% Capital Goods
  3.2% Basic Industry
  2.9% Transportation
  0.2% Multi-Industry Companies

  3.8% Short-Term

All data as of April 30, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 17

-------------------------
QUASAR INSTITUTIONAL FUND
       INVESTMENT RESULTS
-------------------------

QUASAR INSTITUTIONAL FUND
INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2002

Class I Shares
--------------------------------------------------------------------------------
                                 Period Ended              Period Ended
                                April 30, 2002            March 31, 2002
               1 Year                -9.38%                    6.03%
      Since Inception*               -2.94%                   -1.98%

Class II Shares
--------------------------------------------------------------------------------
                                Period Ended               Period Ended
                                April 30, 2002            March 31, 2002
               1 Year               -10.08%                    4.94%
      Since Inception*               -3.30%                   -2.38%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investments in smaller companies tend to be more volatile than investments in mid- or large-cap companies. The Fund pursues an aggressive investment strategy and an investment in the Fund is risky.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 3/17/98, Class I & Class II.


--------------------------------------------------------------------------------
18 o ALLIANCE INSTITUTIONAL FUNDS

                                       -----------------------------------------
                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                       PERFORMANCE UPDATE
                                       -----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
12/31/97* TO 4/30/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

NAREIT Equity Index:                                                     $12,367

S&P 500 Stock Index:                                                     $11,745

AllianceBernstein Real Estate Investment Institutional Fund Class I:     $11,026

                   Alliance Real Estate      S&P 500              NAREIT
                    Institutional Fund     Stock Index         Equity Index
-------------------------------------------------------------------------------
     12/31/97            $10,000             $10,000             $10,000
     4/30/98             $ 9,587             $11,511             $ 9,629
     4/30/99             $ 8,390             $14,023             $ 8,597
     4/30/00             $ 8,327             $15,442             $ 8,598
     4/30/01             $ 9,474             $13,440             $10,220
     4/30/02             $11,026             $11,745             $12,367

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Institutional Fund Class I shares (from 12/31/97 to 4/30/02) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on NYSE, AMEX and the NASDAQ. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 12/9/97.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 19

-----------------------------------------
REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                       PERFORMANCE UPDATE
-----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

          AllianceBernstein Real Estate Investment Institutional Fund-
                            Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                         AllianceBernstein Real Estate            NAREIT
                         Investment Institutional Fund        Equity Index
--------------------------------------------------------------------------------
      4/30/98*                      -2.69%                        -1.44%
      4/30/99                      -12.49%                       -10.72%
      4/30/00                       -0.75%                         0.01%
      4/30/01                       13.79%                        18.87%
      4/30/02                       16.38%                        21.01%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class I shares and are based on the Fund's net asset value (NAV). Returns for Class II shares will vary due to differences in expenses associated with this class. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-valued-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Institutional Fund.

* The Fund's return for the period ended 4/30/98 is from the Fund's inception date of 12/9/97 through 4/30/98. The benchmark's return for the period ended 4/30/98 is from 11/30/97 through 4/30/98.


--------------------------------------------------------------------------------
20 o ALLIANCE INSTITUTIONAL FUNDS

                                       -----------------------------------------
                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                       PORTFOLIO SUMMARY
                                       -----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PORTFOLIO SUMMARY
April 30, 2002 (unaudited)

INCEPTION DATES             PORTFOLIO STATISTICS

Class I Shares              Net Assets ($mil): $129.7
12/9/97                     Median Market Capitalization ($mil): $2,889
Class II Shares
12/9/97

SECTOR BREAKDOWN

 19.7% Apartments
 21.4% Office
 13.3% Regional Malls
 11.8% Shopping Centers                      [PIE CHART OMITTED]
  8.6% Diversified & Others
  6.9% Warehouse & Industrial
  4.2% Hotels
  2.7% Office-Industrial Mix
  1.5% Storage
  4.1% Real Estate Development & Management
  1.5% Health Care

  4.3% Short-Term

All data as of April 30, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 21

-----------------------------------------
REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                       INVESTMENT RESULTS
-----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2002

Class I Shares
--------------------------------------------------------------------------------
                                    Period Ended              Period Ended
                                   April 30, 2002            March 31, 2002
               1 Year                  16.38%                    18.23%
      Since Inception*                  2.60%                     2.56%

Class II Shares
--------------------------------------------------------------------------------
                                    Period Ended              Period Ended
                                   April 30, 2002            March 31, 2002
               1 Year                  16.07%                    18.06%
      Since Inception*                  2.30%                     2.26%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities, which involve risks described in the prospectus. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. Investment in a fund that invests in a single sector, such as real estate, is more risky than a more diversified fund.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 12/9/97 Class I & II.


--------------------------------------------------------------------------------
22 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               TEN LARGEST HOLDINGS
                                               ---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
April 30, 2002 (unaudited)

                                                                      Percent of
Company                                                    Value      Net Assets
--------------------------------------------------------------------------------
Kohl's Corp.                                         $10,376,960            6.3%
--------------------------------------------------------------------------------
MBNA Corp.                                            10,186,558            6.2
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                               9,237,612            5.6
--------------------------------------------------------------------------------
Citigroup, Inc.                                        9,049,570            5.4
--------------------------------------------------------------------------------
Pfizer, Inc.                                           8,576,782            5.2
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                       8,390,940            5.1
--------------------------------------------------------------------------------
General Electric Co.                                   8,168,295            4.9
--------------------------------------------------------------------------------
Microsoft Corp.                                        7,154,394            4.3
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                                 6,603,300            4.0
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                  6,100,925            3.7
--------------------------------------------------------------------------------
                                                     $83,845,336           50.7%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2002 (unaudited)

                                                   ----------------------------
                                                              Shares
                                                   ----------------------------
Purchases                                            Bought    Holdings 4/30/02
--------------------------------------------------------------------------------
American International Group, Inc.                   46,100              56,700
--------------------------------------------------------------------------------
Amgen, Inc.                                          27,800              27,800
--------------------------------------------------------------------------------
AT&T Corp.                                          184,700             184,700
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                34,100              88,100
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                            35,800              63,300
--------------------------------------------------------------------------------
Intel Corp.                                          67,300             120,300
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                   101,800             117,200
--------------------------------------------------------------------------------
Micron Technology, Inc.                             119,600             119,600
--------------------------------------------------------------------------------
Microsoft Corp.                                      66,000             136,900
--------------------------------------------------------------------------------
Veritas Software Corp.                               42,400              42,400
--------------------------------------------------------------------------------

Sales                                                  Sold     Holdings 4/30/02
--------------------------------------------------------------------------------
Amdocs, Ltd.                                        125,700                  -0-
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                               162,000               4,550
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                        81,900                  -0-
--------------------------------------------------------------------------------
Kohl's Corp.                                        118,400             140,800
--------------------------------------------------------------------------------
MBNA Corp.                                          121,300             287,350
--------------------------------------------------------------------------------
Nokia Corp. (ADR)                                   186,000             246,200
--------------------------------------------------------------------------------
Tyco International, Ltd.                            165,227                  -0-
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                             83,600             105,200
--------------------------------------------------------------------------------
Vodafone Group Plc (ADR)                            186,500             231,200
--------------------------------------------------------------------------------
Walgreen Co.                                        120,500              55,900
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 23

-------------------------
QUASAR INSTITUTIONAL FUND
     TEN LARGEST HOLDINGS
-------------------------

QUASAR INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
April 30, 2002 (unaudited)

                                                                      Percent of
Company                                                    Value      Net Assets
--------------------------------------------------------------------------------
SICOR, Inc.                                          $ 1,626,696            1.7%
--------------------------------------------------------------------------------
Priority Healthcare Corp. Cl.B                         1,537,558            1.6
--------------------------------------------------------------------------------
Insight Enterprises, Inc.                              1,367,640            1.4
--------------------------------------------------------------------------------
Southwest Bancorporation of Texas, Inc.                1,341,649            1.3
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.                    1,337,830            1.3
--------------------------------------------------------------------------------
W-H Energy Services, Inc.                              1,323,550            1.3
--------------------------------------------------------------------------------
Engineered Support Systems, Inc.                       1,304,160            1.3
--------------------------------------------------------------------------------
Stericycle, Inc.                                       1,296,576            1.3
--------------------------------------------------------------------------------
UCBH Holdings, Inc.                                    1,254,510            1.3
--------------------------------------------------------------------------------
EDO Corp.                                              1,238,000            1.2
--------------------------------------------------------------------------------
                                                     $13,628,169           13.7%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2002 (unaudited)

                                                      --------------------------
                                                                Shares*
                                                      --------------------------
Purchases                                             Bought   Holdings 4/30/02
--------------------------------------------------------------------------------
02Micro International, Ltd.                           68,000             68,000
--------------------------------------------------------------------------------
American Medical Systems Holdings, Inc.               48,600             48,600
--------------------------------------------------------------------------------
ATMI, Inc.                                            31,700             31,700
--------------------------------------------------------------------------------
Charles River Laboratories International, Inc.        28,600             28,600
--------------------------------------------------------------------------------
Hyperion Solutions Corp.                              43,400             43,400
--------------------------------------------------------------------------------
IDEX Corp.                                            28,000             28,000
--------------------------------------------------------------------------------
Integra LifeSciences Holdings Corp.                   43,200             55,000
--------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.                      59,800             59,800
--------------------------------------------------------------------------------
Martek Biosciences Corp.                              37,400             37,400
--------------------------------------------------------------------------------
Stericycle, Inc.                                      19,200             19,200
--------------------------------------------------------------------------------

Sales                                                   Sold   Holdings 4/30/02
--------------------------------------------------------------------------------
Activision, Inc.                                      14,300                 -0-
--------------------------------------------------------------------------------
CIMA Labs, Inc.                                       20,300                 -0-
--------------------------------------------------------------------------------
Dal-Tile International, Inc.                          38,700                 -0-
--------------------------------------------------------------------------------
Fisher Scientific International, Inc.                 24,600                 -0-
--------------------------------------------------------------------------------
INAMED Corp.                                          19,800                 -0-
--------------------------------------------------------------------------------
InterMune Pharmaceuticals, Corp. Cl.A                 21,200                 -0-
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                      7,200              1,700
--------------------------------------------------------------------------------
Medicis Pharmaceuticals, Inc.                         10,200                 -0-
--------------------------------------------------------------------------------
PEC Solutions, Inc.                                   33,000                 -0-
--------------------------------------------------------------------------------
Performance Food Group Co.                            26,500                 -0-
--------------------------------------------------------------------------------

*     Adjusted for a stock split.


--------------------------------------------------------------------------------
24 o ALLIANCE INSTITUTIONAL FUNDS

                                       -----------------------------------------
                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                       TEN LARGEST HOLDINGS
                                       -----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
April 30, 2002 (unaudited)


                                                                     Percent of
Company                                                  Value       Net Assets
--------------------------------------------------------------------------------
Equity Office Properties Trust                     $ 9,400,202              7.2%
--------------------------------------------------------------------------------
Vornado Realty Trust                                 7,450,695              5.7
--------------------------------------------------------------------------------
Apartment Investment & Management Co.                6,441,920              5.0
--------------------------------------------------------------------------------
Boston Properties, Inc.                              5,733,958              4.4
--------------------------------------------------------------------------------
General Growth Properties, Inc.                      5,162,917              4.0
--------------------------------------------------------------------------------
ProLogis Trust                                       5,094,900              3.9
--------------------------------------------------------------------------------
Equity Residential Properties Trust                  4,655,820              3.6
--------------------------------------------------------------------------------
Mack-Cali Realty Corp.                               4,496,880              3.5
--------------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.                  4,325,685              3.3
--------------------------------------------------------------------------------
Simon Property Group, Inc.                           4,244,063              3.3
--------------------------------------------------------------------------------
                                                   $57,007,040             43.9%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2002 (unaudited)

                                                    ----------------------------
                                                              Shares
                                                    ----------------------------
Purchases                                           Bought     Holdings 4/30/02
--------------------------------------------------------------------------------
Apartment Investment & Management Co.               80,000              131,200
--------------------------------------------------------------------------------
Boston Properties, Inc.                             73,900              147,100
--------------------------------------------------------------------------------
Developers Diversified Realty Corp.                176,800              176,800
--------------------------------------------------------------------------------
Equity Office Properties Trust                     187,500              328,334
--------------------------------------------------------------------------------
General Growth Properties, Inc.                     69,000              112,900
--------------------------------------------------------------------------------
Mack-Cali Realty Corp.                              90,900              137,100
--------------------------------------------------------------------------------
ProLogis Trust                                     181,700              229,500
--------------------------------------------------------------------------------
Simon Property Group, Inc.                          86,200              125,750
--------------------------------------------------------------------------------
TrizecHahn Corp.                                   192,800              229,900
--------------------------------------------------------------------------------
Vornado Realty Trust                                96,600              168,950
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sales                                                 Sold     Holdings 4/30/02
--------------------------------------------------------------------------------
Cabot Industrial Trust                              42,500                   -0-
--------------------------------------------------------------------------------
Catellus Development Corp.                          17,400                   -0-
--------------------------------------------------------------------------------
CenterPoint Properties Corp.                        25,300                   -0-
--------------------------------------------------------------------------------
Glimcher Realty Trust                               20,600                   -0-
--------------------------------------------------------------------------------
Reckson Associates Realty Corp.                     65,100                   -0-
--------------------------------------------------------------------------------
Storage USA, Inc.                                    8,700                   -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 25

---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
         PORTFOLIO OF INVESTMENTS
---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (unaudited)

Company                                                 Shares             Value
--------------------------------------------------------------------------------

COMMON STOCKS-99.5%

Consumer Services-32.0%
Airlines-4.2%
Continental Airlines, Inc.(a) ..................        81,600       $ 2,121,600
KLM Royal Dutch Air (Netherlands) ..............       142,433         2,179,225
Northwest Airlines Corp. Cl.A(a) ...............       143,000         2,636,920
                                                                     -----------
                                                                       6,937,745
                                                                     -----------
Broadcasting & Cable-4.5%
AOL Time Warner, Inc.(a) .......................         4,550            86,541
Cox Communications, Inc. Cl.A(a) ...............        31,600         1,055,124
Liberty Media Corp. Cl.A(a) ....................       192,400         2,058,680
Viacom, Inc. Cl.B(a) ...........................        88,511         4,168,868
                                                                     -----------
                                                                       7,369,213
                                                                     -----------
Cellular Communications-7.7%
AT&T Corp. .....................................       184,700         2,423,264
AT&T Wireless Services, Inc.(a) ................       518,381         4,639,510
Sprint Corp. (PCS Group) Cl.A(a) ...............       171,400         1,921,394
Vodafone Group Plc (ADR) (United Kingdom) ......       231,200         3,745,440
                                                                     -----------
                                                                      12,729,608
                                                                     -----------
Entertainment & Leisure-0.1%
Harley-Davidson, Inc. ..........................         2,400           127,176
                                                                     -----------

Retail - General Merchandise-15.5%
Best Buy Co., Inc.(a) ..........................        57,700         4,289,995
Home Depot, Inc. ...............................        33,400         1,548,758
Kohl's Corp.(a) ................................       140,800        10,376,960
Lowe's Cos., Inc. ..............................       117,200         4,956,388
Target Corp. ...................................        81,500         3,557,475
Wal-Mart Stores, Inc. ..........................        16,400           916,104
                                                                     -----------
                                                                      25,645,680
                                                                     -----------
                                                                      52,809,422
                                                                     -----------
Finance-23.4%
Brokerage & Money Management-3.9%
Goldman Sachs Group, Inc. ......................        63,300         4,984,875
Merrill Lynch & Co., Inc. ......................        11,100           465,534
Morgan Stanley Dean Witter & Co. ...............        19,900           949,628
                                                                     -----------
                                                                       6,400,037
                                                                     -----------
Insurance-2.8%
American International Group, Inc. .............        56,700         3,919,104
Travelers Property Casualty Corp. Cl.A(a) ......        41,200           765,908
                                                                     -----------
                                                                       4,685,012
                                                                     -----------
Mortgage Banking-5.1%
Federal Home Loan Mortgage Corp. ...............       128,400         8,390,940
                                                                     -----------


--------------------------------------------------------------------------------
26 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               PORTFOLIO OF INVESTMENTS
                                               ---------------------------------

Company                                               Shares               Value
--------------------------------------------------------------------------------

Miscellaneous-11.6%
Citigroup, Inc. ............................         208,997         $ 9,049,570
MBNA Corp. .................................         287,350          10,186,558
                                                                     -----------
                                                                      19,236,128
                                                                     -----------
                                                                      38,712,117
                                                                     -----------
Health Care-22.2%
Biotechnology-0.9%
Amgen, Inc.(a) .............................          27,800           1,470,064
                                                                     -----------

Drugs-5.7%
Pfizer, Inc. ...............................         235,950           8,576,782
Wyeth(a) ...................................          15,200             866,400
                                                                     -----------
                                                                       9,443,182
                                                                     -----------
Medical Products-2.3%
Baxter International, Inc. .................           4,800             273,120
Johnson & Johnson ..........................          56,700           3,620,862
                                                                     -----------
                                                                       3,893,982
                                                                     -----------
Medical Services-13.3%
Cardinal Health, Inc. ......................          88,100           6,100,925
Tenet Healthcare Corp.(a) ..................          90,000           6,603,300
UnitedHealth Group, Inc. ...................         105,200           9,237,612
                                                                     -----------
                                                                      21,941,837
                                                                     -----------
                                                                      36,749,065
                                                                     -----------
Technology-15.6%
Communications Equipment-3.0%
Cisco Systems, Inc.(a) .....................          62,000             908,300
Nokia Corp. (ADR) (Finland) ................         246,200           4,003,212
                                                                     -----------
                                                                       4,911,512
                                                                     -----------
Computer Hardware/Storage-1.1%
Dell Computer Corp.(a) .....................          73,100           1,925,454
                                                                     -----------

Computer Services-0.1%
First Data Corp. ...........................           1,700             135,133
                                                                     -----------

Computer Software-5.5%
Microsoft Corp.(a) .........................         136,900           7,154,394
PeopleSoft, Inc.(a) ........................          30,000             695,100
Veritas Software Corp.(a) ..................          42,400           1,201,616
                                                                     -----------
                                                                       9,051,110
                                                                     -----------
Internet Infrastructure-1.0%
eBay, Inc.(a) ..............................          32,700           1,736,370
                                                                     -----------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 27

---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
         PORTFOLIO OF INVESTMENTS
---------------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
Company                                                (000)              Value
--------------------------------------------------------------------------------

Semi-Conductor Components-4.9%
Intel Corp. ..............................           120,300      $   3,441,783
Micron Technology, Inc.(a) ...............           119,600          2,834,520
QUALCOMM, Inc.(a) ........................            21,300            642,408
Texas Instruments, Inc. ..................            37,500          1,159,875
                                                                  -------------
                                                                      8,078,586
                                                                  -------------
                                                                     25,838,165
                                                                  -------------
Capital Goods-5.0%
Miscellaneous-5.0%
General Electric Co. .....................           258,900          8,168,295
                                                                  -------------

Consumer Staples-1.3%
Retail-Food & Drugs-1.3%
Walgreen Co. .............................            55,900          2,111,343
                                                                  -------------

Total Common Stocks
   (cost $170,017,541) ...................                          164,388,407
                                                                  -------------

SHORT-TERM INVESTMENT-0.6%
Commercial Paper-0.6%
American Express Credit Corp.
   1.88%, 5/01/02
   (amortized cost $986,000) .............      $        986            986,000
                                                                  -------------

Total Investments-100.1%
   (cost $171,003,541) ...................                          165,374,407
Other assets less liabilities-(0.1%) .....                              (84,831)
                                                                  -------------

Net Assets-100% ..........................                        $ 165,289,576
                                                                  =============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
28 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                       -------------------------

QUASAR INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (unaudited)

Company                                                  Shares            Value
--------------------------------------------------------------------------------

COMMON STOCKS-96.7%

Consumer Services-24.7%
Advertising-1.0%
Getty Images, Inc.(a) ............................       28,500       $  992,085
                                                                      ----------

Airlines-0.1%
JetBlue Airways Corp.(a) .........................        2,400          120,720
                                                                      ----------

Broadcasting & Cable-1.7%
Entravision Communications Corp. Cl.A(a) .........       57,700          836,650
Insight Communications Co., Inc.(a) ..............       19,600          303,996
ValueVision International, Inc. Cl.A(a) ..........       31,900          602,591
                                                                      ----------
                                                                       1,743,237
                                                                      ----------
Entertainment & Leisure-3.5%
Action Performance Cos., Inc.(a) .................       20,700          973,935
Take-Two Interactive Software, Inc.(a) ...........       53,300        1,337,830
THQ, Inc.(a) .....................................       34,300        1,202,558
                                                                      ----------
                                                                       3,514,323
                                                                      ----------
Gaming-0.4%
Station Casinos, Inc.(a) .........................       21,500          397,750
                                                                      ----------

Retail-General Merchandise-7.5%
AnnTaylor Stores Corp.(a) ........................       17,000          738,990
Asbury Automotive Group, Inc.(a) .................        2,400           47,184
Electronics Boutique Holdings Corp.(a) ...........       32,900          935,676
Fred's, Inc. .....................................       19,450          757,087
Galyan's Trading Co.(a) ..........................       48,500          873,000
Group 1 Automotive, Inc.(a) ......................       17,300          758,432
Hot Topic, Inc.(a) ...............................       32,050          723,048
Rent-A-Center, Inc.(a) ...........................       16,500          994,950
Tuesday Morning Corp.(a) .........................       27,000          719,550
Ultimate Electronics, Inc.(a) ....................       30,900          893,007
                                                                      ----------
                                                                       7,440,924
                                                                      ----------
Miscellaneous-10.5%
Career Education Corp.(a) ........................       21,900          984,405
Copart, Inc.(a) ..................................       44,950          691,781
Edison Schools, Inc. Cl.A(a) .....................       77,000          395,010
Insight Enterprises, Inc.(a) .....................       52,400        1,367,640
Iron Mountain, Inc.(a) ...........................       39,050        1,202,740
MSC Industrial Direct Co., Inc. Cl.A(a) ..........       55,600        1,181,500
PC Connection, Inc.(a) ...........................       49,100          486,090
Resources Connection, Inc.(a) ....................       35,000          928,900
ScanSource, Inc.(a) ..............................       16,300        1,093,078
SmartForce Plc (ADR) (Ireland)(a) ................       19,800          127,690


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 29

-------------------------
QUASAR INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
-------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Strayer Education, Inc. ........................        18,200       $ 1,030,302
West Corp.(a) ..................................        34,700           971,600
                                                                     -----------
                                                                      10,460,736
                                                                     -----------
                                                                      24,669,775
                                                                     -----------
Technology-23.7%
Communications Equipment-0.2%
Sirenza Microdevices, Inc.(a) ..................        44,800           221,312
                                                                     -----------

Computer Peripherals-0.7%
Pericom Semiconductor Corp.(a) .................        50,300           717,781
                                                                     -----------

Computer Services-1.6%
Anteon International Corp.(a) ..................        41,600           946,400
Precise Software Solutions, Ltd.(a) ............        45,500           597,870
                                                                     -----------
                                                                       1,544,270
                                                                     -----------
Computer Software-5.5%
Actuate Corp.(a) ...............................        83,400           471,210
Advent Software, Inc.(a) .......................        19,700           972,786
Hyperion Solutions Corp.(a) ....................        43,400         1,015,560
Informatica Corp.(a) ...........................       106,700           846,131
MatrixOne, Inc.(a) .............................        61,700           425,730
NetIQ Corp.(a) .................................        28,100           630,283
Retek, Inc.(a) .................................        49,200         1,161,071
                                                                     -----------
                                                                       5,522,771
                                                                     -----------
Contract Manufacturing-1.6%
DDi Corp.(a) ...................................        91,900           553,238
Semtech Corp.(a) ...............................        30,600           978,588
                                                                     -----------
                                                                       1,531,826
                                                                     -----------
Semi-Conductor Capital Equipment-3.1%
Brooks Automation, Inc.(a) .....................        18,900           673,785
LTX Corp.(a) ...................................        19,900           422,079
MKS Instruments, Inc.(a) .......................        32,400         1,098,036
Varian Semiconductor Equipment Associates,
   Inc.(a) .....................................        19,400           906,368
                                                                     -----------
                                                                       3,100,268
                                                                     -----------
Semi-Conductor Components-5.4%
Alpha Industries, Inc.(a) ......................        43,500           532,875
ANADIGICS, Inc.(a) .............................        50,500           512,070
ATMI, Inc.(a) ..................................        31,700           966,850
Elantec Semiconductor, Inc.(a) .................        26,400         1,091,376
Globespan Virata, Inc.(a) ......................        59,356           350,200
Integrated Circuit Systems, Inc.(a) ............        59,800         1,190,020
Micrel Semiconductor, Inc.(a) ..................        34,600           759,470
                                                                     -----------
                                                                       5,402,861
                                                                     -----------


--------------------------------------------------------------------------------
30 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                       -------------------------

Company                                                   Shares           Value
--------------------------------------------------------------------------------

Miscellaneous-5.6%
02Micro International, Ltd.(a) .....................      68,000     $ 1,108,400
Aeroflex, Inc.(a) ..................................      85,200       1,191,096
Amphenol Corp. Cl.A(a) .............................      26,100       1,144,485
Exar Corp.(a) ......................................      56,900       1,134,586
Plantronics, Inc.(a) ...............................      24,000         505,440
Power-One, Inc.(a) .................................      63,300         529,188
                                                                     -----------
                                                                       5,613,195
                                                                     -----------
                                                                      23,654,284
                                                                     -----------
Health Care-20.0%
Biotechnology-4.9%
Affymetrix, Inc.(a) ................................      26,100         662,157
Charles River Laboratories International, Inc.(a) ..      28,600         856,570
CV Therapeutics, Inc.(a) ...........................      15,900         460,146
Exelixis, Inc.(a) ..................................      21,300         210,870
The Medicines Co.(a) ...............................      81,600         799,680
Transkaryotic Therapies, Inc.(a) ...................      21,800         868,948
Trimeris, Inc.(a) ..................................       7,700         369,215
United Therapeutics Corp.(a) .......................      55,900         670,241
                                                                     -----------
                                                                       4,897,827
                                                                     -----------
Drugs-3.4%
Axcan Pharma, Inc.(a) ..............................      39,700         527,216
ICN Pharmaceuticals, Inc. ..........................      32,100         887,886
SICOR, Inc.(a) .....................................      91,800       1,626,696
Taro Pharmaceutical Industries, Ltd.(a) ............      16,100         353,331
                                                                     -----------
                                                                       3,395,129
                                                                     -----------
Medical Products-6.7%
Align Technology, Inc.(a) ..........................     122,100         470,085
American Medical Systems Holdings, Inc.(a) .........      48,600       1,116,828
Cytyc Corp.(a) .....................................      50,900         799,639
Integra LifeSciences Holdings Corp.(a) .............      55,000       1,072,500
Martek Biosciences Corp.(a) ........................      37,400       1,081,608
Novavax, Inc.(a) ...................................      59,100         295,500
OraSure Technologies, Inc.(a) ......................      61,100         447,252
Therasense, Inc.(a) ................................      27,000         675,000
Wilson Greatbatch Technologies, Inc.(a) ............      29,000         761,250
                                                                     -----------
                                                                       6,719,662
                                                                     -----------
Medical Services-5.0%
LifePoint Hospitals, Inc.(a) .......................      14,800         621,600
Medical Staffing Network Holdings, Inc.(a) .........      19,800         479,952
Option Care, Inc.(a) ...............................      53,900       1,012,781
Priority Healthcare Corp. Cl.B(a) ..................      51,700       1,537,558
Stericycle, Inc.(a) ................................      19,200       1,296,576
                                                                     -----------
                                                                       4,948,467
                                                                     -----------
                                                                      19,961,085
                                                                     -----------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 31

-------------------------
QUASAR INSTITUTIONAL FUND
 PORTFOLIO OF INVESTMENTS
-------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Finance-9.7%
Banking-Money Center-1.3%
UCBH Holdings, Inc. ..............................       31,800       $1,254,510
                                                                      ----------

Banking - Regional-0.7%
Westamerica Bancorp ..............................       16,300          721,275
                                                                      ----------

Brokerage & Money Management-2.7%
Affiliated Managers Group, Inc.(a) ...............       11,800          750,480
BlackRock, Inc.(a) ...............................       13,500          621,000
Southwest Bancorporation of Texas, Inc.(a) .......       38,300        1,341,649
                                                                      ----------
                                                                       2,713,129
                                                                      ----------
Insurance-3.2%
Arthur J. Gallagher & Co. ........................       14,800          534,280
PMA Capital Corp. Cl.A ...........................       39,200          939,624
RenaissanceRe Holdings, Ltd. (Bermuda) ...........        5,100          597,720
StanCorp Financial Group, Inc. ...................       18,400        1,076,400
                                                                      ----------
                                                                       3,148,024
                                                                      ----------
Miscellaneous-1.8%
Investors Financial Services Corp. ...............       13,200          972,048
The Intercept Group, Inc.(a) .....................       27,900          847,602
                                                                      ----------
                                                                       1,819,650
                                                                      ----------
                                                                       9,656,588
                                                                      ----------
Energy-6.4%
Domestic Integrated-0.5%
Tesoro Petroleum Corp.(a) ........................       41,000          463,300
                                                                      ----------

Domestic Producers-1.0%
Newfield Exploration Co.(a) ......................       26,600        1,006,810
                                                                      ----------

Oil Service-2.7%
Premcor, Inc.(a) .................................       11,900          336,175
Spinnaker Exploration Co.(a) .....................       25,100        1,075,535
W-H Energy Services, Inc.(a) .....................       51,400        1,323,550
                                                                      ----------
                                                                       2,735,260
                                                                      ----------
Pipelines-2.2%
Cal Dive International, Inc.(a) ..................       38,800        1,004,920
Hydril Co.(a) ....................................       46,700        1,191,737
                                                                      ----------
                                                                       2,196,657
                                                                      ----------
                                                                       6,402,027
                                                                      ----------
Capital Goods-5.8%
Electrical Equipment-1.1%
L-3 Communications Holdings, Inc.(a) .............        1,700          217,226
United Defense Industries, Inc.(a) ...............       32,900          894,880
                                                                      ----------
                                                                       1,112,106
                                                                      ----------


--------------------------------------------------------------------------------
32 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                       -------------------------

Company                                                   Shares           Value
--------------------------------------------------------------------------------

Electronic Equipment-2.6%
EDO Corp. ......................................          40,000    $  1,238,000
Engineered Support Systems, Inc. ...............          26,400       1,304,160
                                                                    ------------
                                                                       2,542,160
                                                                    ------------
Machinery-0.5%
Regal-Beloit Corp. .............................          19,900         520,385
                                                                    ------------

Miscellaneous-1.6%
Champion Enterprises, Inc.(a) ..................          76,600         635,780
IDEX Corp. .....................................          28,000       1,006,880
                                                                    ------------
                                                                       1,642,660
                                                                    ------------
                                                                       5,817,311
                                                                    ------------
Basic Industry-3.3%
Chemicals-1.6%
Georgia Gulf Corp. .............................          48,100       1,059,643
OM Group, Inc. .................................           8,500         567,375
                                                                    ------------
                                                                       1,627,018
                                                                    ------------
Paper & Forest Products-1.7%
Moore Corp., Ltd. ..............................          45,500         630,175
Pactiv Corp.(a) ................................          49,200       1,016,964
                                                                    ------------
                                                                       1,647,139
                                                                    ------------
                                                                       3,274,157
                                                                    ------------
Transportation-2.9%
Air Freight-0.6%
Expeditors International of Washington, Inc. ...          11,000         636,570
                                                                    ------------

Shipping-0.6%
Kirby Corp.(a) .................................          19,900         558,195
                                                                    ------------

Trucking-0.4%
Swift Transportation Co., Inc.(a) ..............          20,000         389,000
                                                                    ------------

Miscellaneous-1.3%
Atlantic Coast Airlines Holdings, Inc.(a) ......          26,800         585,580
Tower Automotive, Inc.(a) ......................          50,100         734,967
                                                                    ------------
                                                                       1,320,547
                                                                    ------------
                                                                       2,904,312
                                                                    ------------
Multi-Industry Companies-0.2%
Miscellaneous-0.2%
Steiner Leisure, Ltd.(a) .......................           8,300         166,000
                                                                    ------------

Total Common Stocks
   (cost $90,040,387) ..........................                      96,505,539
                                                                    ------------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 33

-------------------------
QUASAR INSTITUTIONAL FUND
 PORTFOLIO OF INVESTMENTS
-------------------------

                                                  Principal
                                                     Amount
                                                      (000)               Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-3.8%
Time Deposit-3.8%
State Street Euro Dollar
   1.25%, 5/01/02
   (amortized cost $3,843,000) ..............       $ 3,843       $   3,843,000
                                                                  -------------

Total Investments-100.5%
   (cost $93,883,387) .......................                       100,348,539
Other assets less liabilities-(0.5%) ........                          (518,458)
                                                                  -------------

Net Assets-100% .............................                     $  99,830,081
                                                                  =============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
34 o ALLIANCE INSTITUTIONAL FUNDS

                                       -----------------------------------------
                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                       PORTFOLIO OF INVESTMENTS
                                       -----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (unaudited)

Company                                                Shares              Value
--------------------------------------------------------------------------------

COMMON STOCKS-95.5%

Real Estate Investment Trusts-91.4%
Apartments-19.7%
Apartment Investment & Management Co. ........        131,200        $ 6,441,920
Archstone-Smith Trust ........................         77,000          2,075,920
AvalonBay Communities, Inc. ..................         61,000          2,907,870
Camden Property Trust ........................         97,400          3,876,520
Equity Residential Properties Trust ..........        165,100          4,655,820
Essex Property Trust, Inc. ...................         53,000          2,756,000
Gables Residential Trust .....................         91,500          2,836,500
                                                                     -----------
                                                                      25,550,550
                                                                     -----------
Diversified & Others-8.6%
iStar Financial, Inc. ........................        107,600          3,346,360
U.S. Restaurant Properties, Inc. .............         29,300            409,614
Vornado Realty Trust .........................        168,950          7,450,695
                                                                     -----------
                                                                      11,206,669
                                                                     -----------
Healthcare-1.5%
Senior Housing Properties Trust ..............        133,700          1,923,943
                                                                     -----------

Hotels-4.2%
Host Marriott Corp. ..........................        241,700          2,878,647
MeriStar Hospitality Corp. ...................        144,200          2,530,710
                                                                     -----------
                                                                       5,409,357
                                                                     -----------
Office-21.4%
Alexandria Real Estate Equities, Inc. ........         70,500          3,221,850
Boston Properties, Inc. ......................        147,100          5,733,958
Corporate Office Properties Trust ............         71,600            965,884
Equity Office Properties Trust ...............        328,334          9,400,202
Mack-Cali Realty Corp. .......................        137,100          4,496,880
SL Green Realty Corp. ........................        111,000          3,896,100
                                                                     -----------
                                                                      27,714,874
                                                                     -----------
Office-Industrial Mix-2.6%
Duke Realty Corp. ............................         74,300          1,954,090
Mission West Properties, Inc. ................        119,300          1,494,829
                                                                     -----------
                                                                       3,448,919
                                                                     -----------
Regional Malls-13.2%
General Growth Properties, Inc. ..............        112,900          5,162,917
Macerich Co. .................................         77,500          2,274,625
Mills Corp. ..................................         93,500          2,573,120
Rouse Co. ....................................         89,600          2,899,456
Simon Property Group, Inc. ...................        125,750          4,244,063
                                                                     -----------
                                                                      17,154,181
                                                                     -----------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 35

-----------------------------------------
REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                 PORTFOLIO OF INVESTMENTS
-----------------------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                   (000)            Value
--------------------------------------------------------------------------------

Shopping Centers-11.8%
Developers Diversified Realty Corp. ..........          176,800     $  3,907,280
Equity One, Inc. .............................           89,200        1,248,800
Heritage Property Investment Trust(a) ........           65,000        1,602,250
Kimco Realty Corp. ...........................          130,500        4,189,050
Pan Pacific Retail Properties, Inc. ..........          136,500        4,325,685
                                                                    ------------
                                                                      15,273,065
                                                                    ------------
Storage-1.5%
Public Storage, Inc. .........................           50,700        1,925,079
                                                                    ------------

Warehouse & Industrial-6.9%
AMB Property Corp. ...........................          112,300        3,148,892
Keystone Property Trust ......................           44,866          677,028
ProLogis Trust ...............................          229,500        5,094,900
                                                                    ------------
                                                                       8,920,820
                                                                    ------------
Total Real Estate Investment Trusts ..........                       118,527,457
                                                                    ------------

Real Estate Development &
   Management-4.1%
Brookfield Properties Corp. (Canada) .........           90,000        1,791,000
TrizecHahn Corp. (Canada) ....................          229,900        3,565,749
                                                                    ------------
Total Real Estate Development & Management ...                         5,356,749
                                                                    ------------

Total Common Stocks
   (cost $116,620,199) .......................                       123,884,206
                                                                    ------------

SHORT-TERM INVESTMENT-4.3%
Time Deposit-4.3%
State Street Euro Dollar
   1.25%, 5/01/02
   (amortized cost $5,553,000) ...............         $  5,553        5,553,000
                                                                    ------------

Total Investments-99.8%
   (cost $122,173,199) .......................                       129,437,206
Other assets less liabilities-0.2% ...........                           289,356
                                                                    ------------

Net Assets-100% ..............................                      $129,726,562
                                                                    ============

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
36 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2002 (unaudited)

                                                  Premier Growth         Quasar
                                                   Institutional      Institutional
                                                        Fund              Fund
                                                  ==============      =============
Assets
Investments in securities, at value
   (cost $171,003,541 and $93,883,387,
   respectively) .............................     $ 165,374,407      $ 100,348,539
Cash .........................................                64                184
Collateral held for securities loaned ........         2,323,100          3,034,100
Receivable for investment securities sold ....         1,587,525          1,306,724
Receivable for capital stock sold ............            96,507              1,750
Interest and dividends receivable ............            19,019                464
Deferred organization expenses ...............            10,418             12,858
                                                   -------------      -------------
Total assets .................................       169,411,040        104,704,619
                                                   -------------      -------------
Liabilities
Payable for collateral received on
   securities loaned .........................         2,323,100          3,034,100
Payable for investment securities
   purchased .................................         1,542,601          1,690,306
Advisory fee payable .........................            96,358             66,392
Payable for capital stock redeemed ...........            84,892                 -0-
Distribution fee payable .....................             7,767                 -0-
Accrued expenses .............................            66,746             83,740
                                                   -------------      -------------
Total liabilities ............................         4,121,464          4,874,538
                                                   -------------      -------------
Net Assets ...................................       165,289,576         99,830,081
                                                   =============      =============
Composition of Net Assets
Capital stock, at par ........................     $      17,567      $      13,766
Additional paid-in capital ...................       342,013,321        103,873,573
Accumulated net investment loss ..............          (345,482)          (410,224)
Accumulated net realized loss on
   investment transactions ...................      (170,766,696)       (10,112,186)
Net unrealized appreciation/depreciation
   of investments ............................        (5,629,134)         6,465,152
                                                   -------------      -------------
                                                   $ 165,289,576      $  99,830,081
                                                   =============      =============
Calculation of Maximum Offering Price
Class I Shares
Net asset value, redemption and offering
   price per share ($135,073,142/14,314,093
   and $99,829,991/13,766,359 shares of
   capital stock issued and outstanding,
   respectively) .............................             $9.44              $7.25
                                                           =====              =====
Class II Shares
Netasset value, redemption and offering
   price per share ($30,216,434/3,252,547
   and $90/12.6 shares of capital stock issued
   and outstanding, respectively) ............             $9.29              $7.14
                                                           =====              =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 37

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------
                                                                   Real Estate
                                                                   Investment
                                                                  Institutional
                                                                      Fund
                                                                  =============
Assets
Investments in securities, at value (cost $122,173,199) ....      $ 129,437,206
Cash .......................................................                293
Receivable for capital stock sold ..........................          1,139,921
Collateral held for securities loaned ......................            780,000
Interest and dividends receivable ..........................             91,597
Deferred organization expenses .............................              9,486
                                                                  -------------
Total assets ...............................................        131,458,503
                                                                  -------------
Liabilities
Payable for investment securities purchased ................            797,003
Payable for collateral received on securities loaned .......            780,000
Advisory fee payable .......................................             92,053
Distribution fee payable ...................................                 11
Accrued expenses ...........................................             62,874
                                                                  -------------
Total liabilities ..........................................          1,731,941
                                                                  -------------
Net Assets .................................................      $ 129,726,562
                                                                  =============
Composition of Net Assets
Capital stock, at par ......................................      $      14,973
Additional paid-in capital .................................        127,071,267
Accumulated net investment loss ............................           (236,830)
Accumulated net realized loss on investment
   transactions ............................................         (4,386,855)
Net unrealized appreciation of investments .................          7,264,007
                                                                  -------------
                                                                  $ 129,726,562
                                                                  =============
Calculation of Maximum Offering Price
Class I Shares
Net asset value, redemption and offering price per share
   ($129,689,703/14,968,842 shares of capital stock
   issued and outstanding) .................................              $8.66
                                                                          =====
Class II Shares
Net asset value, redemption and offering price per share
   ($36,859/4,228 shares of capital stock
   issued and outstanding) .................................              $8.72
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
38 o ALLIANCE INSTITUTIONAL FUNDS

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2002 (unaudited)

                                                 Premier Growth       Quasar
                                                 Institutional     Institutional
                                                      Fund             Fund
                                                 ==============    =============
Investment Income
Dividends (net of foreign taxes withheld
   of $14,652 and $0, respectively) .........     $    586,136      $    41,028
Interest ....................................           29,910           44,083
                                                  ------------      -----------
Total income ................................          616,046           85,111
                                                  ------------      -----------
Expenses
Advisory fee ................................        1,017,007          412,779
Distribution fee - Class II .................           46,222               -0-
Administrative ..............................           61,500           61,500
Custodian ...................................           52,723           95,978
Audit and legal .............................           33,187           28,274
Transfer agency .............................           32,240           29,349
Printing ....................................           24,116            5,823
Registration ................................           19,204           17,277
Directors' fee ..............................           10,052           10,655
Amortization of organization expenses .......            7,240            7,240
Miscellaneous ...............................            9,786            1,964
                                                  ------------      -----------
Total expenses ..............................        1,313,277          670,839
Less: expenses waived and reimbursed
   by adviser (See Note B) ..................         (351,749)        (175,504)
                                                  ------------      -----------
Net expenses ................................          961,528          495,335
                                                  ------------      -----------
Net investment loss .........................         (345,482)        (410,224)
                                                  ------------      -----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions .............................      (48,898,001)      (2,615,349)
Net change in unrealized
   appreciation/depreciation
   of investments ...........................       40,306,228        6,569,770
                                                  ------------      -----------
Net gain (loss) on investments ..............       (8,591,773)       3,954,421
                                                  ------------      -----------
Net Increase (Decrease) in Net Assets
   from Operations ..........................     $ (8,937,255)     $ 3,544,197
                                                  ============      ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 39

-----------------------
STATEMENT OF OPERATIONS
-----------------------

                                                                   Real Estate
                                                                   Investment
                                                                  Institutional
                                                                      Fund
                                                                  =============
Investment Income
Dividends (net of foreign taxes withheld of $3,850) ........       $  2,508,727
Interest ...................................................             33,915
                                                                   ------------
Total income ...............................................          2,542,642
                                                                   ------------
Expenses
Advisory fee ...............................................            393,476
Distribution fee - Class II ................................                 53
Custodian ..................................................             62,926
Administrative .............................................             61,500
Audit and legal ............................................             28,275
Transfer agency ............................................             26,182
Registration ...............................................             21,989
Directors' fees ............................................             12,589
Amortization of organization expenses ......................              7,420
Printing ...................................................              3,337
Miscellaneous ..............................................              3,723
                                                                   ------------
Total expenses .............................................            621,470
Less: expenses waived and reimbursed
   by adviser (See Note B) .................................            (96,783)
                                                                   ------------
Net expenses ...............................................            524,687
                                                                   ------------
Net investment income ......................................          2,017,955
                                                                   ------------
Realized and Unrealized Gain on Investments
Net realized gain on investment transactions ...............            429,733
Net change in unrealized appreciation/depreciation
   of investments ..........................................          9,741,383
                                                                   ------------
Net gain on investments ....................................         10,171,116
                                                                   ------------
Net Increase in Net Assets from Operations .................       $ 12,189,071
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
40 o ALLIANCE INSTITUTIONAL FUNDS

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                        Premier Growth
                                                      Institutional Fund
                                               ================================
                                                 Six Months
                                                    Ended          Year Ended
                                               April 30, 2002      October 31,
                                                 (unaudited)           2001
                                               ==============     =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................     $    (345,482)     $    (635,478)
Net realized loss on investment
   transactions ..........................       (48,898,001)      (119,069,254)
Net realized gain on in-kind redemptions .                -0-        18,951,753
Net change in unrealized
   appreciation/depreciation
   of investments ........................        40,306,228        (32,691,947)
                                               -------------      -------------
Net decrease in net assets from
   operations ............................        (8,937,255)      (133,444,926)
Distributions to Shareholders from
Net realized gain on investments
   Class I ...............................                -0-       (28,472,291)
   Class II ..............................                -0-          (751,573)
Distributions in excess of net realized
   gain on investments
   Class I ...............................                -0-        (2,884,260)
   Class II ..............................                -0-           (76,135)
Capital Stock Transactions
Net decrease .............................       (32,081,975)       (84,611,291)
                                               -------------      -------------
Total decrease ...........................       (41,019,230)      (250,240,476)
Net Assets
Beginning of period ......................       206,308,806        456,549,282
                                               -------------      -------------
End of period ............................     $ 165,289,576      $ 206,308,806
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 41

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                    Quasar Institutional Fund
                                                ===============================
                                                  Six Months
                                                     Ended          Year Ended
                                                April 30, 2002      October 31,
                                                  (unaudited)          2001
                                                ==============     ============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ........................     $   (410,224)     $   (233,626)
Net realized loss on investment
   transactions ............................       (2,615,349)       (7,361,304)
Net change in unrealized
   appreciation/depreciation
   of investments ..........................        6,569,770        (1,054,439)
                                                 ------------      ------------
Net increase (decrease) in net assets
   from operations .........................        3,544,197        (8,649,369)
Distributions to Shareholders from
Net realized gain on investments
   Class I .................................               -0-       (2,061,488)
   Class II ................................               -0-              (75)
Distributions in excess of net realized
   gain on investments
   Class I .................................               -0-         (140,424)
   Class II ................................               -0-               (5)
Capital Stock Transactions
Net increase ...............................       37,102,204        57,428,334
                                                 ------------      ------------
Total increase .............................       40,646,401        46,576,973
Net Assets
Beginning of period ........................       59,183,680        12,606,707
                                                 ------------      ------------
End of period ..............................     $ 99,830,081      $ 59,183,680
                                                 ============      ============

See notes to financial statements.


--------------------------------------------------------------------------------
42 o ALLIANCE INSTITUTIONAL FUNDS

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

                                                      Real Estate Investment
                                                        Institutional Fund
                                                ===============================
                                                  Six Months
                                                     Ended          Year Ended
                                                April 30, 2002      October 31,
                                                  (unaudited)          2001
                                                ==============     ============
Increase (Decrease) in Net Assets
from Operations
Net investment income .....................     $   2,017,955      $    547,766
Net realized gain on investment
   transactions ...........................           429,733            12,743
Net change in unrealized
   appreciation/depreciation
   of investments .........................         9,741,383        (2,612,097)
                                                -------------      ------------
Net increase (decrease) in net assets from
   operations .............................        12,189,071        (2,051,588)
Dividends & Distributions
to Shareholders from
Net investment income
   Class I ................................        (2,253,953)         (546,675)
   Class II ...............................              (832)           (1,102)
Tax return of capital
   Class I ................................                -0-          (79,359)
   Class II ...............................                -0-             (160)
Capital Stock Transactions
Net increase ..............................        71,258,241        49,628,103
                                                -------------      ------------
Total increase ............................        81,192,527        46,949,219
Net Assets
Beginning of period .......................        48,534,035         1,584,816
                                                -------------      ------------
End of period .............................     $ 129,726,562      $ 48,534,035
                                                =============      ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 43

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Institutional Funds, Inc. (the "Company") was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of four funds, Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund, AllianceBernstein Real Estate Investment Institutional Fund and Special Equity Institutional Fund. This report relates only to the operations of the Premier Growth Institutional Fund, Quasar Institutional Fund and Real Estate Investment Institutional Fund (collectively, the "Funds"). Each Fund has different investment objectives and policies. Each Fund offers Class I and Class II shares. Sales are made without a sales charge, at each Fund's net asset value per share. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked


--------------------------------------------------------------------------------
44 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of approximately $73,098 for the Premier Growth Institutional Fund, $73,098 for the Quasar Institutional Fund, and $73,099 for the Real Estate Investment Institutional Fund, have been deferred and are being amortized on a straight-line basis through January 2003, March 2003 and December 2002, respectively.

4. Taxes

It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Funds accrete discounts and amortize premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. Income and Expenses

All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent and distribution fees. Expenses of the Company are charged to each Fund in proportion to their net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treat-


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 45

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Funds pay Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of 1% of the Premier Growth Institutional and the Quasar Institutional Funds' average daily net assets, respectively, and .90% of the Real Estate Investment Institutional Fund's average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to ..90% and 1.20% of average daily net assets for Class I and Class II of the Premier Growth Institutional Fund and 1.20% and 1.50% of average daily net assets for Class I and Class II of the Quasar Institutional Fund and Real
Estate Investment Institutional Fund. For the six months ended April 30, 2002, such reimbursement amounted to: Premier Growth Institutional Fund $290,249; Quasar Institutional Fund $114,004 and Real Estate Investment Institutional
Fund $35,283.

Pursuant to the advisory agreement, the Adviser provides to each Fund certain legal and accounting services. For the six months ended April 30, 2002, the Adviser agreed to waive its fees for such services. Such waiver amounted to:
Premier Growth Institutional Fund $61,500; Quasar Institutional Fund $61,500 and Real Estate Investment Institutional Fund $61,500.

The Funds compensate Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Funds. For the six months ended April 30, 2002, such compensation amounted to:
Premier Growth Institutional Fund $19,964; Quasar Institutional Fund $7,620 and Real Estate Investment Institutional Fund $25,930.

For the six months ended April 30, 2002, the Fund's expenses were reduced by $582 and $76 for the Quasar Institutional Fund and Real Estate Investment Institutional Fund, respectively, under an expense offset arrangement with AGIS. There was no offset amount for the Premier Growth Institutional Fund.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2002, amounted to $301,553 for the Premier Growth Institutional Fund; $172,267 for the Quasar Institutional Fund and $147,214 for the Real Estate Investment Institutional Fund, of which $6,565, $1,100 and $1,375 was paid by the Premier Growth Institutional Fund, Quasar Institutional Fund and the Real Estate Investment Institutional Fund, respectively, to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Funds have adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under


--------------------------------------------------------------------------------
46 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

the Agreement, the Funds pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Funds' shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments), for the six months ended April 30, 2002 were as follows:

                                      Purchases                                Sales
                       ===================================       ====================================
                             Stocks and    U.S. Government             Stocks and    U.S. Government
Fund                   Debt Obligations       and Agencies       Debt Obligations       and Agencies
=====================================================================================================
Premier Growth
  Institutional             $83,013,654               $ -0-          $112,348,311               $ -0-
Quasar Institutional         86,031,232                 -0-            48,673,589                 -0-
Real Estate Investment
  Institutional              75,387,659                 -0-             7,628,907                 -0-

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation), excluding foreign currency transactions, were as follows:

                                                       Gross Unrealized               Net Unrealized
                                              ==================================        Appreciation
Fund                               Cost       Appreciation          Depreciation      (Depreciation)
=====================================================================================================
Premier Growth
  Institutional            $171,003,541        $14,068,639          $(19,697,773)        $(5,629,134)
Quasar Institutional         93,883,387         13,778,348            (7,313,196)          6,465,152
Real Estate Investment
  Institutional             122,173,199          7,909,206              (645,199)          7,264,007

For federal income tax purposes at October 31, 2001, the Funds had capital loss carryforwards as follows: $113,207,447 expiring in 2009 for the Premier Growth Institutional Fund, $4,550,282 expiring in 2009 for the Quasar Institutional Fund and $4,802,453 for the Real Estate Investment Institutional Fund, of which $251,155 expires in 2006 and $4,551,298 expires in 2007.

NOTE E

Securities Lending

The Premier Growth Institutional and Quasar Institutional Funds, and Real Estate Investment Institutional Fund have entered into separate securities


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 47

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

lending agreements with UBS/Paine Webber, Inc. and AG Edwards & Sons, Inc. (collectively, the "Lending Agents"), respectively. Under the terms of the agreements, the Lending Agents, on behalf of the Funds, administer the lending of portfolio securities to certain broker-dealers. In return, the Funds receive fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agents invest the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Funds. The Lending Agents will indemnify the respective Funds for any loss resulting from a borrower's failure to return a loaned security when due. As of April 30, 2002, the Premier Growth Institutional Fund had loaned securities with a value of $2,219,826 and received cash collateral of $2,323,100 and the Quasar Institutional Fund had loaned securities with a value of $2,974,864 and received cash collateral of $3,034,100 and the Real Estate Investment Institutional Fund had loaned securities with a value of $739,500 and received cash collateral of $780,000. For the six months ended April 30, 2002, the Premier Growth Institutional Fund, Quasar Institutional Fund and Real Estate Investment Institutional Fund earned fee income of $10,479, $8,950 and $124, respectively, which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 18,000,000,000 shares of $.001 par value capital stock authorized, 6,000,000,000 shares each for Premier Growth Institutional Fund, Quasar Institutional Fund and Real Estate Investment Institutional Fund. Each Fund consists of two classes designated Class I and Class II, each with 3,000,000,000 authorized shares. Transactions in shares of capital stock were as follows:


                                           Premier Growth Institutional Fund

                     --------------------------------       --------------------------------------
                                  Shares                                    Amount
                     --------------------------------       --------------------------------------
                          Six Months       Year Ended            Six Months             Year Ended
                     Ended April 30,      October 31,       Ended April 30,            October 31,
                                2002             2001                  2002                   2001
                     -----------------------------------------------------------------------------
Class I
Shares sold                3,712,184        7,869,971          $ 39,174,959          $ 102,144,425
--------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                   -0-       1,989,004                    -0-            29,636,162
--------------------------------------------------------------------------------------------------
Shares redeemed           (7,440,194)     (17,988,800)          (74,934,409)          (245,949,900)
--------------------------------------------------------------------------------------------------
Net decrease              (3,728,010)      (8,129,825)         $(35,759,450)         $(114,169,313)
==================================================================================================


--------------------------------------------------------------------------------
48 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------


                                         Premier Growth Institutional Fund

                   -----------------------------------      -------------------------------------
                                  Shares                                   Amount
                   -----------------------------------      -------------------------------------
                        Six Months          Year Ended           Six Months            Year Ended
                   Ended April 30,         October 31,      Ended April 30,           October 31,
                              2002                2001                 2002                  2001
                   ------------------------------------------------------------------------------
Class II
Shares sold                649,064           3,398,300          $ 6,561,396          $ 41,867,913
-------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                 -0-             54,898                   -0-              808,648
-------------------------------------------------------------------------------------------------
Shares redeemed           (288,548)         (1,163,860)          (2,883,921)          (13,118,539)
-------------------------------------------------------------------------------------------------
Net increase               360,516           2,289,338          $ 3,677,475          $ 29,558,022
=================================================================================================

                                            Quasar Institutional Fund

                   -----------------------------------      -------------------------------------
                                 Shares                                     Amount
                   -----------------------------------      -------------------------------------
                        Six Months          Year Ended           Six Months            Year Ended
                   Ended April 30,         October 31,      Ended April 30,           October 31,
                              2002                2001                 2002                  2001
                   ------------------------------------------------------------------------------
Class I
Shares sold              6,914,642           9,189,531         $ 51,117,412          $ 69,999,883
-------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                 -0-            261,481                   -0-            2,201,671
-------------------------------------------------------------------------------------------------
Shares redeemed         (1,848,827)         (1,858,701)         (14,015,205)          (14,772,973)
-------------------------------------------------------------------------------------------------
Net increase             5,065,815           7,592,311         $ 37,102,207          $ 57,428,581
=================================================================================================

Class II
Shares sold                     -0-                  1         $         (3)         $          8
-------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                 -0-                  8                   -0-                   71
-------------------------------------------------------------------------------------------------
Shares redeemed                 -0-                (40)                  -0-                 (326)
-------------------------------------------------------------------------------------------------
Net decrease                    -0-                (31)        $         (3)         $       (247)
=================================================================================================


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 49

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------


                                   Real Estate Investment Institutional Fund

                     -------------------------------     ---------------------------------
                                 Shares                                 Amount
                     -------------------------------     ---------------------------------
                          Six Months      Year Ended          Six Months        Year Ended
                     Ended April 30,     October 31,     Ended April 30,       October 31,
                                2002            2001                2002              2001
                     ---------------------------------------------------------------------
Class I
Shares sold                8,914,441       6,320,306        $ 73,525,743      $ 51,201,285
------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                   67,231          27,568             558,913           210,000
------------------------------------------------------------------------------------------
Shares redeemed             (337,124)       (235,534)         (2,796,593)       (1,845,048)
------------------------------------------------------------------------------------------
Net increase               8,644,548       6,112,340        $ 71,288,063      $ 49,566,237
==========================================================================================

Class II
Shares sold                       -0-          8,090        $         -0-     $     62,942
------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                      100             161                 832             1,254
------------------------------------------------------------------------------------------
Shares redeemed               (3,899)           (283)            (30,654)           (2,330)
------------------------------------------------------------------------------------------
Net increase
  (decrease)                  (3,799)          7,968        $    (29,822)     $     61,866
==========================================================================================

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Funds, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Funds did not utilize the Facility during the six months ended April 30, 2002.


--------------------------------------------------------------------------------
50 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                        Premier Growth Institutional Fund

                                    -------------------------------------------------------------------------
                                                                    Class I
                                    -------------------------------------------------------------------------
                                     Six Months                                                    January 7,
                                          Ended                                                       1998(a)
                                      April 30,                  Year Ended October 31,                    to
                                           2002          ------------------------------------     October 31,
                                    (unaudited)            2001           2000           1999            1998
                                    -------------------------------------------------------------------------
Net asset value, beginning
  of period ...................        $   9.87        $  17.06       $  17.55       $  12.62         $ 10.00
                                    -------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(b)(c) ................            (.02)           (.02)          (.03)          (.04)            .01
Net realized and unrealized
  gain (loss) on investment
  transactions ................            (.41)          (5.94)           .75           4.98            2.61
                                    -------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .............            (.43)          (5.96)           .72           4.94            2.62
                                    -------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ......................              -0-             -0-            -0-          (.01)             -0-
Distributions from net realized
  gain on investments .........              -0-          (1.12)         (1.21)            -0-             -0-
Distributions in excess of
  net realized gains ..........              -0-           (.11)           -0-             -0-             -0-
                                    -------------------------------------------------------------------------
Total dividends and
  distributions ...............              -0-          (1.23)         (1.21)          (.01)             -0-
                                    -------------------------------------------------------------------------
Net asset value, end
  of period ...................        $   9.44        $   9.87       $  17.06       $  17.55         $ 12.62
                                    =========================================================================
Total Return
Total investment return based
   on net asset value(d) ......           (4.36)%        (37.36)%         3.94%         39.17%          26.20%
Ratios/Supplemental Data
Net assets, end of period(e) ..        $135,073        $178,157       $446,373       $247,269         $56,894
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............             .90%(f)         .90%           .90%           .90%            .90%(f)
  Expenses, before waivers/
    reimbursements ............            1.25%(f)        1.16%          1.13%          1.28%           2.29%(f)
  Net investment income
    (loss)(c) .................            (.29)%(f)       (.20)%         (.16)%         (.22)%           .08%(f)
Portfolio turnover rate .......              42%            156%           124%            85%             86%

See footnote summary on page 57.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 51

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                            Premier Growth Institutional Fund

                                        ---------------------------------------------------------------------
                                                                       Class II
                                        ---------------------------------------------------------------------
                                         Six Months                                                January 7,
                                              Ended                                                   1998(a)
                                          April 31,                  Year Ended October 31,                to
                                               2002            --------------------------------   October 31,
                                        (unaudited)             2001          2000         1999          1998
                                        ---------------------------------------------------------------------
Net asset value, beginning
  of period ...................             $  9.73          $ 16.88       $ 17.44       $12.58        $10.00
                                        ---------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b)(c) .....                (.04)            (.06)         (.10)        (.10)         (.03)
Net realized and unrealized
  gain (loss) on investment
  transactions ................                 (40)           (5.86)          .75         4.96          2.61
                                        ---------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .............                (.44)           (5.92)          .65         4.86          2.58
                                        ---------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gain
  on investments ..............                  -0-           (1.12)        (1.21)          -0-           -0-
Distributions in excess of
  net realized gains ..........                  -0-            (.11)           -0-          -0-           -0-
                                        ---------------------------------------------------------------------
Total distributions ...........                  -0-           (1.23)        (1.21)          -0-           -0-
                                        ---------------------------------------------------------------------
Net asset value, end
  of period ...................             $  9.29          $  9.73       $ 16.88       $17.44        $12.58
                                        =====================================================================
Total Return
Total investment return based
  on net asset value(d)  ......               (4.52)%         (37.54)%        3.54%       38.63%        25.80%
Ratios/Supplemental Data
Net assets, end of period(e) ..             $30,216          $28,152       $10,176       $7,790        $3,014
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............                1.20%(f)         1.20%         1.30%        1.30%         1.30%(f)
  Expenses, before waivers/
    reimbursements ............                1.53%(f)         1.49%         1.53%        1.68%         2.65%(f)
  Net investment loss(c) ......                (.60)%(f)        (.52)%        (.57)%       (.62)%        (.38)%(f)
Portfolio turnover rate .......                  42%             156%          124%          85%           86%

See footnote summary on page 57.


--------------------------------------------------------------------------------
52 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                        Quasar Institutional Fund

                                   ----------------------------------------------------------------------
                                                                   Class I
                                   ----------------------------------------------------------------------
                                    Six Months                                                  March 17,
                                         Ended                                                    1998(a)
                                     April 30,                 Year Ended October 31,                  to
                                          2002          -----------------------------------   October 30,
                                   (unaudited)             2001          2000          1999          1998
                                   ----------------------------------------------------------------------
Net asset value, beginning
  of period ...................        $  6.80          $ 11.38       $  7.92       $  7.42       $ 10.00
                                   ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(b)(c) ................           (.04)            (.05)         (.11)         (.02)           -0-
Net realized and unrealized
  gain (loss) on investment
  transactions ................            .49            (2.69)         3.57           .53         (2.58)
                                   ----------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .............            .45            (2.74)         3.46           .51         (2.58)
                                   ----------------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions in excess of
  net investment income .......             -0-              -0-           -0-         (.01)           -0-
Distributions from net
  realized gain
  on investments ..............             -0-           (1.72)           -0-           -0-           -0-
Distributions in excess of
  net realized gains ..........             -0-            (.12)           -0-           -0-           -0-
                                   ----------------------------------------------------------------------
Total dividends and
  distributions ...............             -0-           (1.84)           -0-         (.01)           -0-
                                   ----------------------------------------------------------------------
Net asset value, end of
  period ......................        $  7.25          $  6.80       $ 11.38       $  7.92       $  7.42
                                   ======================================================================
Total Return
Total investment return based
  on net asset value(d)  ......           6.62%          (27.20)%       43.69%         6.88%       (25.80)%
Ratios/Supplemental Data
Net assets, end of period(e) ..        $99,830          $59,184       $12,606       $16,798       $20,513
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............           1.20%(f)         1.20%         1.20%         1.20%         1.20%(f)
  Expenses, before waivers/
    reimbursements ............           1.63%(f)         2.38%         2.39%         2.08%         3.82%(f)
  Net investment income
    (loss)(c) .................           (.99)%(f)        (.71)%       (1.08)%        (.20)%         .03%(f)
Portfolio turnover rate .......             61%             125%          181%          144%           61%

See footnote summary on page 57.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 53

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                         Quasar Institutional Fund

                                    ----------------------------------------------------------------------
                                                                   Class II
                                    ----------------------------------------------------------------------
                                     Six Months                                                  March 17,
                                          Ended                                                    1998(a)
                                      April 30,                Year Ended October 31,                   to
                                           2002        -----------------------------------     October 31,
                                    (unaudited)           2001          2000          1999            1998
                                    ----------------------------------------------------------------------
Net asset value, beginning
  of period ...................        $  6.71         $ 11.32       $  7.90       $  7.40         $ 10.00
                                    ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b)(c) .....           (.04)           (.07)         (.06)         (.05)          (5.89)
Net realized and unrealized
  gain (loss) on investment
  transactions ................            .47           (2.70)         3.48           .55            3.29
                                    ----------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .............            .43           (2.77)         3.42           .50           (2.60)
                                    ----------------------------------------------------------------------
Less:  Distributions
Distributions from net
  realized gain
  on investments ..............             -0-          (1.72)           -0-           -0-             -0-
Distributions in excess of
  net realized gains ..........             -0-           (.12)           -0-           -0-             -0-
                                    ----------------------------------------------------------------------
Total distributions ...........             -0-          (1.84)           -0-           -0-             -0-
                                    ----------------------------------------------------------------------
Net asset value, end of
  period ......................        $  7.14            6.71       $ 11.32       $  7.90         $  7.40
                                    ======================================================================
Total Return
Total investment return based
  on net asset value(d)  ......           6.41%         (27.71)%       43.29%         6.76%         (26.00)%
Ratios/Supplemental Data
Net assets, end of period .....        $    90         $    87       $   495       $14,400(e)      $   283
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............           1.50%(f)        1.50%         1.35%         1.35%           1.60%(f)
  Expenses, before waivers/
    reimbursements ............           1.51%(f)        2.23%         2.29%         2.14%           4.62%(f)
  Net investment loss(c) ......          (1.49)%(f)       (.84)%        (.64)%        (.51)%          (.14)%(f)
Portfolio turnover rate .......             61%            125%          181%          144%             61%

See footnote summary on page 57.


--------------------------------------------------------------------------------
54 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                       Real Estate Investment Institutional Fund

                                         ----------------------------------------------------------------
                                                                      Class I
                                         ----------------------------------------------------------------
                                                                                              December 9,
                                          Six Months                                              1997(a)
                                               Ended                                                   to
                                           April 30,              Year Ended October 31,      October 31,
                                                2002        ------------------------------
                                         (unaudited)           2001        2000       1999           1998
                                         ----------------------------------------------------------------
Net asset value, beginning
  of period ...................             $   7.66        $  7.48      $ 6.77     $ 7.78        $ 10.00
                                         ----------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b)(c) ...                  .19            .39         .07        .37            .43
Net realized and unrealized
  gain (loss) on investment
  transactions ................                 1.02            .21        1.12       (.90)         (2.26)
                                         ----------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .............                 1.21            .60        1.19       (.53)         (1.83)
                                         ----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........                 (.21)          (.39)       (.45)      (.37)          (.39)
Distributions in excess of
  net investment income .......                   -0-            -0-       (.03)      (.06)            -0-
Tax return of capital .........                   -0-          (.03)         -0-      (.05)            -0-
                                         ----------------------------------------------------------------
Total dividends and
  distributions ...............                 (.21)          (.42)       (.48)      (.48)          (.39)
                                         ----------------------------------------------------------------
Net asset value, end of
  period ......................             $   8.66        $  7.66      $ 7.48     $ 6.77        $  7.78
                                         ================================================================
Total Return
Total investment return based
  on net asset value(d)  ......                15.95%          8.05%      18.28%     (7.21)%       (18.61)%
Ratios/Supplemental Data
Net assets, end of period(e) ..             $129,690        $48,472      $1,584     $1,147        $18,193
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............                 1.20%(f)       1.00%       1.00%      1.00%          1.00%(f)
  Expenses, before waivers/
    reimbursements ............                 1.42%(f)       3.52%      13.03%      3.54%          3.09%(f)
  Net investment income(c) ....                 4.62%(f)       5.32%       1.01%      4.75%          5.62%(f)
Portfolio turnover rate .......                    9%            19%        211%        32%            11%

See footnote summary on page 57.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 55

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                     Real Estate Investment Institutional Fund

                                   ------------------------------------------------------------------------------
                                                                        Class II
                                   ------------------------------------------------------------------------------
                                    Six Months                                                         December 9,
                                         Ended                                                             1997(a)
                                     April 30,                     Year Ended October 31,                       to
                                          2002            ------------------------------------------   October 31,
                                   (unaudited)              2001              2000             1999          1998
                                   ------------------------------------------------------------------------------
Net asset value, beginning
  of period ...................        $ 7.71            $  7.52           $  6.79          $  7.77       $ 10.00
                                   ------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(b)(c) ................           .16                .34              (.07)             .20           .41
Net realized and unrealized
  gain (loss) on investment
  transactions ................          1.05                .25              1.24             (.74)        (2.28)
                                   ------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .............          1.21                .59              1.17             (.54)        (1.87)
                                   ------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........          (.20)              (.34)             (.40)            (.36)         (.36)
Distributions in excess of
  net investment income .......            -0-                -0-             (.04)            (.04)           -0-
Tax return of capital .........            -0-              (.06)               -0-            (.04)           -0-
                                   ------------------------------------------------------------------------------
Total dividends and
  distributions ...............          (.20)              (.40)             (.44)            (.44)         (.36)
                                   ------------------------------------------------------------------------------
Net asset value, end of
  period ......................        $ 8.72            $  7.71           $  7.52          $  6.79       $  7.77
                                   ==============================================================================
Total Return
Total investment return based
  on net asset value(d)  ......         15.84%              7.83%            17.86%           (7.32)%      (19.02)%
Ratios/Supplemental Data
Net assets, end of period .....        $   37(e)         $    62(e)        $   440          $   380       $   320
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............          1.50%(f)           1.30%             1.40%            1.40%         1.40%(f)
  Expenses, before waivers/
    reimbursements ............          1.90%(f)           7.57%            15.25%            2.93%         3.59%(f)
  Net investment income(c) ....          4.37%(f)           4.53%             1.00%            2.32%         5.04%(f)
Portfolio turnover rate .......             9%                19%              211%              32%           11%

See footnote summary on page 57.


--------------------------------------------------------------------------------
56 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived by Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   000's omitted.

(f)   Annualized.


--------------------------------------------------------------------------------
                                               Alliance Institutional Funds o 57

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

NYSE

The New York Stock Exchange.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

real estate investment trust (REIT)

A security which invests only in real estate and mortgage-backed securities.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.

valuation

The process of determining the value of an asset or company.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
58 o ALLIANCE INSTITUTIONAL FUNDS

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $452 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 45 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 605 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/02.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 59

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
60 o ALLIANCE INSTITUTIONAL FUNDS

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Alfred Harrison, Executive Vice President
Jane Mack Gould, Executive Vice President
Bruce K. Aronow, Senior Vice President
Daniel G. Pine, Senior Vice President
Thomas J. Bardong, Vice President
Thomas Kamp, Vice President
David A. Kruth, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02116

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 61

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap  Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM  Government Opportunity Fund
ACM  Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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64 o ALLIANCE INSTITUTIONAL FUNDS
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Alliance Institutional Funds
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

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